UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 23, 2006

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

         Nevada                     000-50028                  46-0484987
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
   of incorporation)                                        Identification No.)

                              WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

         Nevada                     333-98369                  88-0494878
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
  of incorporation)                                        Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                        89109
(Address of principal executive offices of each registrant)         (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2006, Wynn Resorts, Limited issued a press release announcing its results of operations for the fourth quarter of 2005. The press release is furnished herewith as Exhibit 99.1. The information in this Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.   Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number       Description
          ------       -----------

           99.1        Press release, dated February 23, 2006, of Wynn Resorts,
                       Limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 23, 2006

                                                 Wynn Resorts, Limited


                                                 By:  /s/ John Strzemp
                                                     --------------------------
                                                     John Strzemp
                                                     Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 23, 2006

                                              WYNN LAS VEGAS, LLC

                                              By: Wynn Resorts Holdings, LLC,
                                                    its sole member

                                              By: Wynn Resorts, Limited, its
                                                    sole member

                                              By: /s/ John Strzemp
                                                  ---------------------------
                                                  John Strzemp
                                                  Chief Financial Officer